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                                                                EXHIBIT 10.13.1



                         FIRST AMENDMENT TO AMENDED AND
                           RESTATED CREDIT AGREEMENT

                                  BY AND AMONG
                             TITAN RESOURCES, L.P.,
                                  as Company,



                           THE CHASE MANHATTAN BANK,
                            as Administrative Agent,



                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
                             as Documentation Agent



                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                             as Syndication Agent,



                                      and



                          THE LENDERS SIGNATORY HERETO

                                  May 12, 1997




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                         FIRST AMENDMENT TO AMENDED AND
                           RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") dated effective as of the 12th day of May, 1997 (the "Effective Date"), is by and among TITAN RESOURCES, L.P., a Texas limited partnership (the ("Company"); THE CHASE MANHATTAN BANK, individually, as the Issuing Bank and as Administrative Agent (in such capacity, the "Administrative Agent"); FIRST UNION NATIONAL BANK OF NORTH CAROLINA, individually and as Documentation Agent (in such capacity, the "Documentation Agent"); MORGAN GUARANTY TRUST COMPANY
OF NEW YORK, individually and as Syndication Agent (in such capacity, the "Syndication Agent"); and each of the lenders that is a signatory hereto or which becomes a signatory hereto and to the Credit Agreement (hereinafter defined) as provided in Section 8.07 of the Credit Agreement (individually, together with its successors and assigns, "Lender" and collectively, "Lenders").

                                  WITNESSETH:

WHEREAS, the Company, the Administrative Agent, the Documentation Agent, the Syndication Agent and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of October 31, 1996 (the "Credit Agreement"), pursuant to which Lenders agreed to make loans to and extensions of credit on behalf of the Company; and

WHEREAS, the Company, the Administrative Agent, the Documentation Agent, the Syndication Agent and Lenders desire to amend the Credit Agreement in the particulars hereinafter provided;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                             ARTICLE I. DEFINITIONS


Section 1.01 Terms Defined Above. As used in this First Amendment, each of the terms "Administrative Agent," "Company," "Credit Agreement," "Documentation Agent," "First Amendment," "Lender," "Lenders" and "Syndication Agent" shall have the meaning assigned to such term hereinabove.

Section 1.02 Terms Defined in Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 1.03  Other Definitional Provisions.

(a) The words "hereby," "herein," "hereinafter", "hereof," "hereto" and "hereunder" when used in this First Amendment shall refer to this First Amendment as a whole and not to any particular Article, Section, subsection or provision of this First Amendment.

(b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this First Amendment unless otherwise specified.

                   ARTICLE II. AMENDMENTS TO CREDIT AGREEMENT

The Company, the Administrative Agent, the Documentation Agent, the Syndication Agent and Lenders agree that the Credit Agreement is hereby amended, effective as of the Effective Date, in the following particulars.

Section 2.01 Amendments and Supplements to Definitions.


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(a) The term "Agreement," as defined in the Credit Agreement, is hereby amended to mean the Credit Agreement, as amended and supplemented by this First Amendment and as the same may from time to time be further amended or supplemented.

(b) The term "Guarantors," as defined in the Credit Agreement, is hereby amended in its entirety to read as follows:

         "Guarantors" means (a) the Parent, ((b)) the General Partner, (C) Titan Resources Holdings, Inc., a Nevada corporation, and (d) those Subsidiaries of the Company designated as Guarantors on Exhibit B and any other Subsidiary of the Company, designated as a Guarantor by (i) the Company with the approval of the Administrative Agent, or (ii) the Majority Lenders, in each case pursuant to Section 5.01(j).

Section 2.02 Amendment to Section 5.03(d) - Distribution, Etc. Section 5.03(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

         "(d) Distribution, etc. Make any distribution of profits or purchase, redeem or otherwise acquire for value any of the partnership interests in the Company now or hereafter outstanding, return any capital to its Partners, or make any distribution of its assets to its Partners as such; provided, however, so long as no Default or Event of Default has occurred and is continuing hereunder or would occur as a consequence thereof, the Company may make (i) distributions to its Partners for the payment of cash taxes due and payable by the Partners as a result of their partnership interests in the Company, (ii) distributions to the Parent which will be used by the Parent from time to time to purchase up to and including $25,000,000 in the aggregate of its issued and outstanding common stock; provided, however, no such distribution shall be made unless twenty-five percent (25%) of the Maximum Available Amount shall remain available under this Agreement after giving effect to the latest borrowings hereunder made in connection with the acquisition of the Parent's common stock, and
         (iii) other distributions to its Partners not to exceed $2,500,000 in the aggregate in any calendar year, less the aggregate principal amount of Indebtedness permitted by Section 5.03(a)(v) which is incurred and outstanding in the same calendar year."

Section 2.03 Amendment to Section 5 03(j) - Proceeds of Loan. Section 5.03(j) is hereby amended by deleting clause (iii) from the first sentence thereof and substituting in its place a new clause (iii) and a new clause (iv) which shall read in their entirety, as follows:

         "(iii) for general corporate purposes (not including dividends or distributions to its Partners) and (iv) to pay dividends or make distributions to its Parent for the purpose of enabling its Parent to repurchase from time to time its issued and outstanding common stock; provided, however, no borrowings may be made on the Loan in connection with any repurchase of the Parent's common stock, unless twenty-five percent (25%) of the Maximum Available Amount shall remain available under this Agreement after giving effect to the latest borrowings hereunder made in connection with the acquisition of the Parent's common stock."



                           ARTICLE III. MISCELLANEOUS

Section 3.01 Adoption. Ratification and Confirmation of Credit Agreement. Each of the Company, the Administrative Agent, the Documentation Agent, the Syndication Agent and Lenders does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect.

Section 3.02 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 3.03 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by the Company, the Administrative Agent, the Documentation Agent, the Syndication Agent




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and Lenders. In this regard, each of the parties hereto acknowledges that a counterpart of this First Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this First Amendment by each necessary party hereto and shall constitute one instrument.

Section 3.04 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

Section 3.05 Entire Agreement. This First Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this First Amendment.

Section 3.06 Invalidity. In the event that any one or more of the provisions contained in this First Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this First Amendment.

Section 3.07 Titles of Articles. Sections and Subsections. All titles or headings to Articles, Sections, subsections or other divisions of this First Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

Section 3.08 Governing Law. This First Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of New York.

THIS FIRST AMENDMENT, THE CREDIT AGREEMENT, AS SUPPLEMENTED AND AMENDED HEREBY, THE NOTES, AND THE OTHER SECURITY INSTRUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.



IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.



 BORROWER:                     TITAN RESOURCES, L.P., a Texas limited
                               partnership

                               By: Titan Resources I, Inc., its General Partner

                                        By: /s/ Jack Hightower
                                           -----------------------------------
                                        Name:   Jack Hightower
                                        Title:  President

 AGENT AND LENDERS:            THE CHASE MANHATTAN BANK, Individually
                               as Issuing Bank and as Administrative Agent

                                        By: /s/ Mary Jo Woodford
                                           -----------------------------------
                                        Name:   Mary Jo Woodford

                                        Title:  Vice President


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                               FIRST UNION NATIONAL BANK OF NORTH
                               CAROLINA, Individually and as Documentation
                               Agent

                                        By:/s/ Michael J. Kolosowsky
                                           -----------------------------------
                                        Name:   Michael J. Kolosowsky

                                        Title:  Vice President


                               MORGAN GUARANTY TRUST COMPANY OF
                               NEW YORK, Individually and as Syndication Agent


                                        By:/s/ John Kowalczuk
                                           -----------------------------------
                                        Name:   John Kowalczuk

                                        Title:  Vice President



                               CREDIT LYONNAIS NEW YORK BRANCH

                                        By:/s/ Pascal Poupelle
                                           -----------------------------------
                                        Name:   Pascal Poupelle

                                        Title:  Executive Vice President


                               BANK ONE, TEXAS, N.A..


                                        By:/s/ Wm. Mark Cramer
                                           -----------------------------------
                                        Name:   Wm. Mark Cramer

                                        Title:  Vice President



                               BANQUE PARIBAS

                                        By:/s/ Brian Malone
                                           -----------------------------------
                                        Name:   Brian Malone

                                        Title:  Vice President


                                        By:/s/ Marian Livingston
                                           -----------------------------------
                                        Name:   Marian Livingston

                                        Title:  Vice President


                               UNION BANK OF CALIFORNIA, N.A..


                                        By:/s/ Katie Murray
                                           -----------------------------------
                                        Name:   Katie Murray

                                        Title:  Vice President



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                                        By:/s/ Tony R. Werber
                                           -----------------------------------
                                        Name:   Tony R. Werber

                                        Title:  Vice President








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